                                                                      EXHIBIT 25


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                                   ----------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                                   13-4994650
                     (I.R.S. Employer Identification Number)

   712 MAIN STREET, HOUSTON, TEXAS                                    77002
  (Address of principal executive offices)                         (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                                   ENRON CORP.
               (Exact name of obligor as specified in its charter)

          OREGON                                              47-0255140
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)

        1400 SMITH STREET
          HOUSTON, TEXAS                                           77002
(Address of principal executive offices)                         (Zip code)

                  ZERO COUPON CONVERTIBLE SENIOR NOTES DUE 2021
                         (Title of indenture securities)

================================================================================

ITEM 1. GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  State of New York Banking Department
                  Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                          COL. A                            COL. B
                      TITLE OF CLASS                   AMOUNT OUTSTANDING

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

                  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                  (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

                  (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF
                  SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

                  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

      COL. A                      COL. B                    COL. C                             COL. D

                                                                                           PERCENTAGE OF
                                                                                          VOTING SECURITIES
                                                                                           REPRESENTED BY
                                                           AMOUNT OWNED                    AMOUNT GIVEN IN
   NAME OF OWNER               TITLE OF CLASS              BENEFICIALLY                        COL. C
   -------------               --------------              ------------                   -----------------





         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

      COL. A                      COL. B                    COL. C                         COL. D

                                                                                        PERCENTAGE OF
                                                                                      VOTING SECURITIES
                                                                                       REPRESENTED BY
                                                            AMOUNT OWNED               AMOUNT GIVEN IN
   NAME OF OWNER                TITLE OF CLASS              BENEFICIALLY                   COL. C
  --------------                --------------              ------------              -----------------






         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

         COL. A                     COL. B                    COL. C                       COL. D

                                                           AMOUNT OWNED
                                  WHETHER THE            BENEFICIALLY OR                 PERCENT OF
                                   SECURITIES            HELD AS COLLATERAL                CLASS
                                   ARE VOTING              SECURITY FOR                REPRESENTED BY
                                  OR NONVOTING            OBLIGATIONS IN               AMOUNT GIVEN IN
      TITLE OF CLASS               SECURITIES                 DEFAULT                      COL. C
      --------------              -----------            ------------------            ---------------





         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.




ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING

INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A                      COL. B                     COL. C                        COL. D

                                                           AMOUNT OWNED
                                                          BENEFICIALLY OR                  PERCENT OF
                                                         HELD AS COLLATERAL                  CLASS
     NAME OF ISSUER                                         SECURITY FOR                 REPRESENTED BY
           AND                      AMOUNT                 OBLIGATIONS IN                AMOUNT GIVEN IN
     TITLE OF CLASS              OUTSTANDING             DEFAULT BY TRUSTEE                  COL. C
     --------------              -----------             ------------------              ---------------




         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

         COL. A                     COL. B                   COL. C                         COL. D

                                                         AMOUNT OWNED
                                                         BENEFICIALLY OR                  PERCENT OF
                                                       HELD AS COLLATERAL                   CLASS
     NAME OF ISSUER                                       SECURITY FOR                   REPRESENTED BY
           AND                      AMOUNT               OBLIGATIONS IN                 AMOUNT GIVEN IN
     TITLE OF CLASS               OUTSTANDING          DEFAULT BY TRUSTEE                   COL. C
     --------------               -----------          ------------------               ---------------






         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

                  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

         COL. A                   COL. B                COL. C                      COL. D

                                                      AMOUNT OWNED
                                                     BENEFICIALLY OR              PERCENT OF
                                                    HELD AS COLLATERAL              CLASS
    NAME OF ISSUER                                    SECURITY FOR              REPRESENTED BY
         AND                      AMOUNT             OBLIGATIONS IN             AMOUNT GIVEN IN
    TITLE OF CLASS              OUTSTANDING         DEFAULT BY TRUSTEE              COL. C
    --------------              -----------         ------------------          ---------------






         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

                  EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

            COL. A                                COL. B                                 COL. C

          NATURE OF                               AMOUNT
        INDEBTEDNESS                             OUTSTANDING                            DATE DUE
        ------------                             -----------                            --------





         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

         (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

                  IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

                  IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

                  Not applicable.

ITEM 16. LIST OF EXHIBITS.

                  LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

                  o 1. A copy of the articles of association of the trustee now in effect.

                  # 2. A copy of the certificate of authority of the trustee to commence business.

                  * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers.

                  + 4. A copy of the existing bylaws of the trustee.

                  5. Not applicable.

                  6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

                  7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                  8. Not applicable.

                  9. Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective August 1, 2000, Chase Bank of Texas, National Association merged into The Chase Manhattan Bank, a New York banking corporation. The exhibits incorporated below relate to The Chase Manhattan Bank. The report of condition is that of The Chase Manhattan bank for the fourth quarter, 2000.

         o Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         * The Trustee is authorized under the banking law of the State of New York to exercise corporate trust powers.

         + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.


                                      NOTE

                  Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, THE CHASE MANHATTAN BANK, A NEW YORK BANKING CORPORATION, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE 28TH DAY OF MAY, 2001.

                                              THE CHASE MANHATTAN BANK,
                                               AS TRUSTEE


                                              By:   /s/ JOHN G. JONES
                                                  ----------------------
                                                        John G. Jones
                                                        Vice President

                                                                       EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is trustee under an Indenture dated February 7, 2001, by and between Enron Corp., an Oregon corporation (the "Company"), and The Chase Manhattan Bank, as Trustee, entered into in connection with the issuance of the Company's Zero Coupon Convertible Senior Notes due 2021.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                           Very truly yours,

                                           THE CHASE MANHATTAN BANK, as Trustee


                                           By:    /s/ JOHN G. JONES
                                              ----------------------------
                                                      John G. Jones
                                                     Vice President

                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                   at the close of business December 31, 2000,
                  in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                DOLLAR AMOUNTS
                     ASSETS                                      IN MILLIONS
Cash and balances due from depository institutions:
     Noninterest-bearing balances and
     currency and coin .....................................     $     22,648
     Interest-bearing balances .............................            6,608
Securities:
Held to maturity securities ................................              556
Available for sale securities ..............................           66,556
Federal funds sold and securities purchased under
     agreements to resell ..................................           35,508
Loans and lease financing receivables:
     Loans and leases, net of unearned income .... $ 158,034
     Less: Allowance for loan and lease losses ...     2,399
     Less: Allocated transfer risk reserve .......         0
                                                   ---------
     Loans and leases, net of unearned income,
     allowance, and reserve ................................          155,635
Trading Assets .............................................           59,802
Premises and fixed assets (including capitalized
     leases) ...............................................            4,398
Other real estate owned ....................................               20
Investments in unconsolidated subsidiaries and
     associated companies ..................................              338
Customers' liability to this bank on acceptances
     outstanding ...........................................              367
Intangible assets ..........................................            4,794
Other assets ...............................................           19,886
                                                                 ------------
TOTAL ASSETS ...............................................     $    377,116
                                                                 ============

                                LIABILITIES


Deposits
     In domestic offices ...................................     $    132,165
     Noninterest-bearing ...................... $     54,608
     Interest-bearing .........................       77,557
     In foreign offices, Edge and Agreement
     subsidiaries and IBF's ................................          106,670
Noninterest-bearing ........................... $      6,059
     Interest-bearing .........................      100,611

Federal funds purchased and securities sold under
agreements to repurchase ...................................           45,967
Demand notes issued to the U.S. Treasury ...................              500
Trading liabilities ........................................           41,384
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
       With a remaining maturity of one year or less .......            6,722
       With a remaining maturity of more than one year
            through three years ............................                0
       With a remaining maturity of more than three years ..              276
Bank's liability on acceptances executed and outstanding ...              367
Subordinated notes and debentures ..........................            6,349
Other liabilities ..........................................           14,515

TOTAL LIABILITIES ..........................................          354,915

                                EQUITY CAPITAL

Perpetual preferred stock and related surplus ..............                0
Common stock ...............................................            1,211
Surplus (exclude all surplus related to preferred stock) ...           12,614
Undivided profits and capital reserves .....................            8,658
Net unrealized holding gains (losses)
on available-for-sale securities ...........................             (298)
Accumulated net gains (losses) on cash flow hedges .........                0
Cumulative foreign currency translation adjustments ........               16
TOTAL EQUITY CAPITAL .......................................           22,201
                                                                 ------------
TOTAL LIABILITIES AND EQUITY CAPITAL .......................     $    377,116
                                                                 ============


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


                           WILLIAM B. HARRISON, JR. )
                           HANS W. BECHERER         )DIRECTORS
                           H. LAURANCE FULLER